UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2022

BLACKBOXSTOCKS INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41051	45-3598066
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 726-9203

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BLBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03          Material Modification to Rights of Security Holders.

The description in Item 5.03 below of the Amended and Restated Bylaws of Blackboxstocks, Inc. (the “Company) is incorporated herein by reference.

Item 5.03         Amendment to Articles of Incorporation or Bylaws; change in Fiscal Year.

On March 25, 2022, the board of directors (the “Board”) of the Company approved Amended and Restated Bylaws which were adopted and effective on April 18, 2022. The full text of the Amended and Restated Bylaws of the Company, which amend and restate the prior Bylaws adopted October 4, 2011 in their entirety, is filed as Exhibit 3.1 to this Current Report on Form 8-K. The Amended and Restated Bylaws remain, with few alterations, consistent with the prior Bylaws of the Company. The material changes reflected in the Amended and Restated Bylaws of the Company are summarized below:

1. The bylaws have been amended to permit meetings of the Company’s stockholders to be held by means of remote communications.

2. A bylaw has been amended to remove rights of the stockholders to call a special meeting of the stockholders.

3. Bylaws have been added to permit and provide procedures for stockholder proposals and director nominees to be brought before stockholder meetings. Specifically:

Required Form for Stockholder Proposals. To be in proper written form, a stockholder’s notice of a proposal must set forth:

(a) certain information regarding the proposing person including (i) name and address, (ii) details regarding ownership of Company securities, (iii) details regarding proxy rights and (iv) any other information that would be required to be filed in a proxy statement or other filing required pursuant to Section 14(a) of the Securities Exchange Act of 1934 (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”) to be made in connection with a general solicitation of proxies by such proposing person in support of the business proposed to be brought before the meeting;

(b) certain information regarding the proposal including (i) a description of the business desired to be brought before the annual meeting and the reasons why such stockholder believes that the taking of the action proposed would be in the best interests of the Company and its stockholders; (ii) a description of any material interest of any proposing person in such business and a description in reasonable detail of all agreements, arrangements and understandings among the proposing persons or between any proposing person and any other person or entity in connection with the proposal; and (iii) the text of the proposal or business; and

(c) the bylaws also require a proposing stockholder to appear at the annual meeting to present its proposal.

Required Form for Stockholder Proposals Regarding Nomination of Directors. To be in proper written form, a stockholder’s notice of a proposed director nominee must set forth:

(a) the information regarding the nominating person required for a stockholder proposal (described above);

(b) certain information regarding the nominee including (i) all information with respect to the proposed nominee that would be required to be set forth if such proposed nominee were a nominating person; (ii) all information relating to such proposed nominee that would be required to be disclosed in a proxy statement or other filing required pursuant to Section 14(a) under the Exchange Act to be made in connection with a general solicitation of proxies for an election of directors in a contested election (including such proposed nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected); (iii) all information that would be required to be disclosed pursuant to Items 403 and 404 under Regulation SK promulgated under the Exchange Act if the stockholder giving the notice or any other nominating person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant; (iv) a completed written questionnaire with respect to the identity, background and qualification of the proposed nominee and the background of any other person or entity on whose behalf the nomination is being made; and (v) a written representation and agreement that the proposed nominee (1) is not and will not become a party to (x) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how the proposed nominee, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (y) any Voting Commitment that could limit or interfere with the proposed nominee’s ability to comply, if elected as a director of the Company, with the proposed nominee’s fiduciary duties under applicable law, (2) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein and (3) if elected as a director of the Company, would be in compliance, and will comply, with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and other policies and guidelines of the Company in effect from time to time.

(c) the bylaws also require a nominating stockholder to appear at the annual meeting to present its nominee.

Additional Provisions Relating to the Notice of Stockholder Business and Director Nominations.

(a) To be timely, a stockholder’s notice must be delivered to or mailed and received by the Secretary of the Company not less than 90 nor more than 120 calendar days prior to the first anniversary of the date on which the Company held the preceding year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 calendar days prior to or delayed by more than 30 calendar days after the anniversary of the preceding year’s annual meeting, to be timely, a stockholder’s notice must be so delivered not later than the close of business on the later of the 90th calendar day prior to the annual meeting and the 10th calendar day following the day on which public disclosure of the date of the meeting is first made.

(b) A stockholder providing notice of business proposed to be brought before an annual meeting or notice of any nomination to be made at an annual meeting pursuant must promptly update and supplement such notice, if necessary, so that the information provided or required to be provided is true and correct at all times up to and including the date of the meeting and any adjournment or postponement thereof.

4. A bylaw has been amended to provide that the number of directors of the Company will not be less than three (3) nor more than nine (9) and the authorized number of directors may only be changed by resolutions of the Board.

5. A bylaw has been amended to change the threshold required for stockholders to remove a director from stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote for the election of such director to the stockholders holding a majority of the shares then entitled to vote at an election of directors.

6. The bylaws have been amended to permit meetings of the Board to be held by means of remote communications.

7. The bylaws restricting delegation of authority to Board committees have been removed and a bylaw permitting Board delegation of any authority allowed under Nevada state law has been added.

8. A bylaw has been added requiring the Board to elect a Chief Executive Officer, a President, a Chief Financial Officer, a Secretary and a Treasurer at each annual meeting of the Board.

9. A bylaw has been amended to provide that, except as otherwise provided in a resolution approved by the Board, all shares of capital stock of the Company shall be uncertificated.

The foregoing is intended to be only a summary of certain material amendments, does not purport to be a complete description of the Amended and Restated Bylaws, and is qualified in its entirety by reference to the Company’s Amended and Restated Bylaws, attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

3.1	Amended and Restated Bylaws of Blackboxstocks, Inc. adopted and effective on April 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2022

BLACKBOXSTOCKS INC.

By:	/s/ Gust Kepler
Gust Kepler, President and Chief Executive Officer